SCHEDULE A

TO

PARTICIPATION AGREEMENT

BETWEEN

VANGUARD VARIABLE INSURANCE FUND,

THE VANGUARD GROUP, INC., VANGUARD

MARKETING CORPORATION AND

TRANSAMERICA LIFE INSURANCE COMPANY

DATED

MAY 7, 2001

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS AND PORTFOLIOS

Revised October 28, 2019

Name of Separate Account and Date Established by Board of Directors	Contract(s) Funded by Separate Account	Portfolios

PFL Corporate Account One August 10, 1998 (1940 Act Exclusion)	Advantage V Variable Adjustable Life Insurance Policy (1933 Act Exempt) Advantage VI Variable Adjustable Life Insurance Policy (1933 Act Exempt)

Balanced Portfolio

Capital Growth Portfolio

Conservative Allocation Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Global Bond Index Portfolio

Growth Portfolio

High Yield Bond Portfolio

International Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

Money Market Portfolio

Real Estate Index Portfolio

Short-Term Investment-Grade Portfolio

Small Company Growth Portfolio

Total Bond Market Index Portfolio

Total International Stock Market Index Portfolio

Total Stock Market Index Portfolio

Transamerica Corporate Separate Account Sixteen June 16, 2003	Advantage X Variable Adjustable Life Insurance Policy

Balanced Portfolio

Capital Growth Portfolio

Conservative Allocation Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Global Bond Index Portfolio

Growth Portfolio

High Yield Bond Portfolio International Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

Money Market Portfolio

Real Estate Index Portfolio

Short-Term Investment-Grade Portfolio

Small Company Growth Portfolio

Total Bond Market Index Portfolio

Total International Stock Market Index Portfolio

Total Stock Market Index Portfolio

Transamerica Separate Account R3 November 23, 2009	Advantage R3 Variable Adjustable Life Insurance Policy

Balanced Portfolio

Capital Growth Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Growth Portfolio

High Yield Bond Portfolio

International Portfolio

Mid-Cap Index Portfolio

Money Market Portfolio

Real Estate Index Portfolio

Short-Term Investment-Grade Portfolio

Small Company Growth Portfolio

Total Bond Market Index Portfolio

Total Stock Market Index Portfolio

Separate Account VA B January 19, 1990

Transamerica Advisor Annuity

Transamerica Advisor EliteSM II

Transamerica Advisor EliteSM
Variable Annuity

Transamerica Variable Annuity
I-Share

Transamerica Axiom III VA

Transamerica B-Share VA

Transamerica I-Share II VA

Transamerica Inspire VA

Transamerica O-Share VA

Transamerica Principium IV VA

Balanced Portfolio

Capital Growth Portfolio

Conservative Allocation Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Global Bond Index Portfolio

Growth Portfolio

High Yield Bond Portfolio

International Portfolio

Mid-Cap Index Portfolio

Moderate Allocation Portfolio

Money Market Portfolio

Real Estate Index Portfolio

Short-Term Investment-Grade
Portfolio

Small Company Growth Portfolio

Total Bond Market Index Portfolio

Total International Stock Market
Index Portfolio

Total Stock Market Index Portfolio

3